Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Revenue	$ 0	$ 0
Operating expenses:
Research and development	357	597
General and administrative	2,520	1,334
Loss from operations	(2,877)	(1,931)
Other (expense) income :
Unrealized gain on derivatives	355	3,777
Foreign exchange gain/(loss)	(5)	(3)
Gain on derivative settlement	349	0
Interest (expense) income and other	2	2
Total other (expense) income, net	701	3,776
Net income/(loss) and total comprehensive income/(loss)	$ (2,176)	$ 1,845
Earnings/(loss) per share common stock, basic	$ (0.22)	$ 0.19
Earnings/(loss) per share common stock, diluted	$ (0.22)	$ 0.17
Weighted-average number of common shares outstanding, basic	9,871	9,719
Weighted-average number of common shares outstanding, diluted	9,871	10,571